EXHIBIT 99


Term Sheets


BACM 2005-3
Settlement Date: 7/13/2005

                                                                          Approximate
                                                                            Initial
                                                                             Pass-
                        Certificate   Approximate                           Through    Weighted     Assumed
                        Balance or    Percentage   Approximate              Rate as     Average      Final      Principal  Principal
         S&P  Moody's    Notional      of Pool       Credit               of Delivery    Life     Distribution    Start       End
Class    Ratings(1)      Amount(2)     Balance      Support   Rate Type       Date    (years)(3)     Date(3)     Window     Window
====================================================================================================================================
Offered Certificates
 A-1     AAA    Aaa      62,100,000     2.874%     30.000%    Fixed (4)       % (4)       2.53   December 10, 2009     1         53
 A-2     AAA    Aaa     505,650,000    23.398%     30.000%    Fixed (4)       % (4)       4.80    July 10, 2010       54         60
A-3A     AAA    Aaa     279,216,000    12.920%     30.000%    Fixed (4)       % (4)       6.69    June 10, 2012       78         83
A-3B     AAA    Aaa     132,000,000     6.108%     30.000%    Fixed (4)       % (4)       6.99    July 10, 2012       83         84
A-SB     AAA    Aaa      70,865,000     3.279%     30.000%    Fixed (4)       % (4)       6.91   September 10, 2014   53        110
 A-4     AAA    Aaa     462,900,000    21.420%     30.000%    Fixed (4)       % (4)       9.62    June 10, 2015      110        119
 A-M     AAA    Aaa     216,104,000    10.000%     20.000%    Fixed (4)       % (4)       9.91    June 10, 2015      119        119
 A-J     AAA    Aaa     132,364,000     6.125%     13.875%    Fixed (4)       % (4)       9.91    June 10, 2015      119        119
 XP      AAA    Aaa      TBD (6)         N/A         N/A     Variable Rate(6) %)(6)       (6)          N/A                N/A
  B      AA+    Aa1      24,312,000     1.125%     12.750%    Fixed (4)       % (4)       9.91    June 10, 2015      119        119
  C       AA    Aa2      24,311,000     1.125%     11.625%    Fixed (4)       % (4)       9.91    June 10, 2015      119        119
  D      AA-    Aa3      21,611,000     1.000%     10.625%    Fixed (4)       % (4)       9.91    June 10, 2015      119        119
  E        A    A2       37,818,000     1.750%     8.875%     Fixed (4)       % (4)       9.91    June 10, 2015      119        119
------------------------------------------------------------------------------------------------------------------------------------
Private Certificates - Not Offered Hereby(5)
------------------------------------------------------------------------------------------------------------------------------------
  F       A-    A3       21,611,000     1.000%     7.875%     Fixed (4)       % (4)       9.91    June 10, 2015      119        119
  G     BBB+    Baa1     29,714,000     1.375%     6.500%     Fixed (4)       % (4)       9.91    June 10, 2015      119        119
  H      BBB    Baa2     27,013,000     1.250%     5.250%     Fixed (4)       % (4)       9.99    July 10, 2015      119        120
  J     BBB-    Baa3     27,013,000     1.250%     4.000%     Fixed (4)       % (4)       9.99    July 10, 2015      120        120
  K      BB+    Ba1      13,507,000     0.625%     3.375%     Fixed (4)       % (4)       9.99    July 10, 2015      120        120
  L       BB    Ba2      10,805,000     0.500%     2.875%     Fixed (4)       % (4)       9.99    July 10, 2015      120        120
  M      BB-    Ba3      10,805,000     0.500%     2.375%     Fixed (4)       % (4)       9.99    July 10, 2015      120        120
  N       B+    UR        5,403,000     0.250%     2.125%     Fixed (4)       % (4)       9.99    July 10, 2015      120        120
  O        B    UR        8,104,000     0.375%     1.750%     Fixed (4)       % (4)      10.95   August 10, 2019     120        169
  P       B-    UR        8,103,000     0.375%     1.375%     Fixed (4)       % (4)      14.08   August 10, 2019     169        169
  Q       UR    UR       29,715,349     1.375%     0.000%     Fixed (4)       % (4)      14.08   August 10, 2019     169        169
 XC      AAA    Aaa   2,161,044,349      N/A         N/A     Variable Rate(7) % (7)       (7)          N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings shown are those of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Services, Inc., respectively.

(2)   As of the delivery date. Subject to a variance of plus or minus 5%.

(3) Based on the maturity assumptions (as defined under "Yield and Maturity Considerations" in this prospectus supplement). As of the delivery date, calculations for the certificates assume no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loan with an anticipated repayment date, the related anticipated repayment date).

(4) The Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class Q Certificates will each accrue interest as either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average of the net mortgage loans, (iii) a fixed rate subject to a cap at the weighted average of the net mortgage loans less a specified percentage or (iv) a rate equal to the weighted average of the net mortgage interest rate of the mortgage loans.

(5) Not offered by this prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(6) The Class XP Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in this prospectus supplement. The interest rate applicable to the Class XP Certificates for each distribution date will be as described in this prospectus supplement. See "Description of the Certificates--Pass-Through Rates" in this prospectus supplement.

(7) The Class XC Certificates are not offered by this prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates. The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as the case may be, as described in this prospectus supplement. The interest rates applicable to the Class XC Certificates for each distribution date will be as described in this prospectus supplement. See "Description of the Certificates - Pass-Through Rates" in this prospectus supplement.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                                     1                   2                   3                    4
------------------------------------------------------------------------------------------------------------------------------------
                              Cut-Off            Period 1-6         Period 7-12         Period 13-18         Period 19-24
Class     Rating              Balance          PAC IO Notional     PAC IO Notional     PAC IO Notional      PAC IO Notional
------------------------------------------------------------------------------------------------------------------------------------
A1-A      NA                            -                    -                   -                    -                   -
A-1       AAA/Aaa           62,100,000.00        58,273,000.00       53,313,000.00        11,265,000.00                   -
A-2       AAA/Aaa          505,650,000.00       505,650,000.00      505,650,000.00       505,650,000.00      468,141,000.00
A-3A      AAA/Aaa          279,216,000.00       279,216,000.00      279,216,000.00       279,216,000.00      279,216,000.00
A-3B      AAA/Aaa          132,000,000.00       132,000,000.00      132,000,000.00       132,000,000.00      132,000,000.00
A-SB      AAA/Aaa           70,865,000.00        70,865,000.00       70,865,000.00        70,865,000.00       70,865,000.00
A-4       AAA/Aaa          462,900,000.00       462,900,000.00      462,900,000.00       462,900,000.00      462,900,000.00
A-M       AAA/Aaa          216,104,000.00       216,104,000.00      216,104,000.00       216,104,000.00      216,104,000.00
A-J       AAA/Aaa          132,364,000.00       132,364,000.00      132,364,000.00       132,364,000.00      132,364,000.00
B         AA+ / Aa1         24,312,000.00        24,312,000.00       24,312,000.00        24,312,000.00       24,312,000.00
C         AA / Aa2          24,311,000.00        24,311,000.00       24,311,000.00        24,311,000.00       24,311,000.00
D         AA- / Aa3         21,611,000.00        21,611,000.00       21,611,000.00        21,611,000.00       21,611,000.00
E         A / A2            37,818,000.00        37,818,000.00       37,818,000.00        37,818,000.00       37,818,000.00
F         A- / A3           21,611,000.00        21,611,000.00       21,611,000.00        21,611,000.00       21,611,000.00
G         BBB+ / Baa1       29,714,000.00        29,714,000.00       29,714,000.00        29,714,000.00       29,714,000.00
H         BBB / Baa2        27,013,000.00        27,013,000.00       27,013,000.00        27,013,000.00       27,013,000.00
J         BBB- / Baa3       27,013,000.00        27,013,000.00       27,013,000.00        27,013,000.00       27,013,000.00
K         BB+ / Ba1         13,507,000.00        13,507,000.00       13,507,000.00        13,507,000.00       13,507,000.00
L         BB / Ba2          10,805,000.00        10,805,000.00       10,805,000.00        10,805,000.00       10,805,000.00
M         BB- / Ba3         10,805,000.00        10,805,000.00       10,805,000.00        10,805,000.00       10,805,000.00
------------------------------------------------------------------------------------------------------------------------------------
Total                    2,109,719,000.00     2,105,892,000.00    2,100,932,000.00     2,058,884,000.00    2,010,110,000.00
------------------------------------------------------------------------------------------------------------------------------------


                  5                       6                        7                       8                       9
------------------------------------------------------------------------------------------------------------------------------------
            Period 25-30            Period 31-36             Period 37-42            Period 43-48            Period 49-54
Class      PAC IO Notional         PAC IO Notional          PAC IO Notional         PAC IO Notional         PAC IO Notional
------------------------------------------------------------------------------------------------------------------------------------
A1-A                     -                        -                       -                       -                       -
A-1                      -                        -                       -                       -                       -
A-2         420,608,000.00           374,445,000.00          328,482,000.00          283,740,000.00           91,651,000.00
A-3A        279,216,000.00           279,216,000.00          279,216,000.00          279,216,000.00          279,216,000.00
A-3B        132,000,000.00           132,000,000.00          132,000,000.00          132,000,000.00          132,000,000.00
A-SB         70,865,000.00            70,865,000.00           70,865,000.00           70,865,000.00           70,651,000.00
A-4         462,900,000.00           462,900,000.00          462,900,000.00          462,900,000.00          462,900,000.00
A-M         216,104,000.00           216,104,000.00          216,104,000.00          216,104,000.00          216,104,000.00
A-J         132,364,000.00           132,364,000.00          132,364,000.00          132,364,000.00          132,364,000.00
B            24,312,000.00            24,312,000.00           24,312,000.00           24,312,000.00           24,312,000.00
C            24,311,000.00            24,311,000.00           24,311,000.00           24,311,000.00           24,311,000.00
D            21,611,000.00            21,611,000.00           21,611,000.00           21,611,000.00           21,611,000.00
E            37,818,000.00            37,818,000.00           37,818,000.00           37,818,000.00           37,818,000.00
F            21,611,000.00            21,611,000.00           21,611,000.00           21,611,000.00           21,611,000.00
G            29,714,000.00            29,714,000.00           29,714,000.00           29,714,000.00           29,714,000.00
H            27,013,000.00            27,013,000.00           27,013,000.00           27,013,000.00           19,683,000.00
J            27,013,000.00            27,013,000.00           25,118,000.00            8,608,000.00                       -
K            13,507,000.00            13,507,000.00                       -                       -                       -
L            10,805,000.00             1,695,000.00                       -                       -                       -
M             8,589,000.00                        -                       -                       -                       -
------------------------------------------------------------------------------------------------------------------------------------
Total     1,960,361,000.00         1,896,499,000.00        1,833,439,000.00        1,772,187,000.00        1,563,946,000.00
------------------------------------------------------------------------------------------------------------------------------------


                  10                     11                      12                      13                     14
------------------------------------------------------------------------------------------------------------------------------------
            Period 55-60            Period 61-66            Period 67-72           Period 73-78            Period 79-84
Class      PAC IO Notional         PAC IO Notional         PAC IO Notional        PAC IO Notional         PAC IO Notional
------------------------------------------------------------------------------------------------------------------------------------
A1-A                     -                       -                       -                      -                       -
A-1                      -                       -                       -                      -                       -
A-2                      -                       -                       -                      -                       -
A-3A         88,658,000.00           63,763,000.00           42,223,000.00                      -                       -
A-3B        132,000,000.00          132,000,000.00          132,000,000.00                      -                       -
A-SB         69,451,000.00           62,345,000.00           46,315,000.00          31,916,000.00                       -
A-4         462,900,000.00          462,900,000.00          462,900,000.00         462,900,000.00          341,103,000.00
A-M         216,104,000.00          216,104,000.00          216,104,000.00         216,104,000.00          216,104,000.00
A-J         132,364,000.00          132,364,000.00          132,364,000.00         132,364,000.00          132,364,000.00
B            24,312,000.00           24,312,000.00           24,312,000.00          24,312,000.00           24,312,000.00
C            24,311,000.00           24,311,000.00           24,311,000.00          24,311,000.00           24,311,000.00
D            21,611,000.00           21,611,000.00           21,611,000.00          21,611,000.00           21,611,000.00
E            37,818,000.00           37,818,000.00           37,818,000.00          37,818,000.00           37,818,000.00
F            21,611,000.00           21,611,000.00           21,611,000.00          21,611,000.00           16,789,000.00
G            29,714,000.00           24,319,000.00           14,063,000.00           4,238,000.00                       -
H             5,277,000.00                       -                       -                      -                       -
J                        -                       -                       -                      -                       -
K                        -                       -                       -                      -                       -
L                        -                       -                       -                      -                       -
M                        -                       -                       -                      -                       -
------------------------------------------------------------------------------------------------------------------------------------
Total     1,266,131,000.00        1,223,458,000.00        1,175,632,000.00         977,185,000.00          814,412,000.00
------------------------------------------------------------------------------------------------------------------------------------


                 15                16
-----------------------------------------------
            Period 85-90      Period 91-96
Class      PAC IO Notional   PAC IO Notional
-----------------------------------------------

A1-A             -                 -
A-1              -                 -
A-2              -                 -
A-3A             -                 -
A-3B             -                 -
A-SB             -                 -
A-4              -                 -
A-M              -                 -
A-J              -                 -
B                -                 -
C                -                 -
D                -                 -
E                -                 -
F                -                 -
G                -                 -
H                -                 -
J                -                 -
K                -                 -
L                -                 -
M                -                 -
-----------------------------------------------
Total            -                 -
-----------------------------------------------



                                                 PAC IO Scheduled
    Payment Date            Period                       WAC
        7/1/2005                 0
                                   ------------------------------
        8/1/2005                 1                   5.310600%
        9/1/2005                 2                   5.309500%
       10/1/2005                 3                   5.146100%
       11/1/2005                 4                   5.309400%
       12/1/2005                 5                   5.146100%
        1/1/2006                 6                   5.146100%
        2/1/2006                 7                   5.146000%
        3/1/2006                 8                   5.146200%
        4/1/2006                 9                   5.309200%
        5/1/2006                10                   5.145900%
        6/1/2006                11                   5.309200%
        7/1/2006                12                   5.145900%
        8/1/2006                13                   5.309100%
        9/1/2006                14                   5.309100%
       10/1/2006                15                   5.145800%
       11/1/2006                16                   5.309000%
       12/1/2006                17                   5.145700%
        1/1/2007                18                   5.145700%
        2/1/2007                19                   5.146400%
        3/1/2007                20                   5.146800%
        4/1/2007                21                   5.309500%
        5/1/2007                22                   5.146100%
        6/1/2007                23                   5.309300%
        7/1/2007                24                   5.146000%
        8/1/2007                25                   5.309100%
        9/1/2007                26                   5.309000%
       10/1/2007                27                   5.145700%
       11/1/2007                28                   5.308800%
       12/1/2007                29                   5.145500%
        1/1/2008                30                   5.308600%
        2/1/2008                31                   5.145300%
        3/1/2008                32                   5.146000%
        4/1/2008                33                   5.308300%
        5/1/2008                34                   5.145000%
        6/1/2008                35                   5.308100%
        7/1/2008                36                   5.144800%
        8/1/2008                37                   5.307800%
        9/1/2008                38                   5.307700%
       10/1/2008                39                   5.144500%
       11/1/2008                40                   5.307500%
       12/1/2008                41                   5.144200%
        1/1/2009                42                   5.144100%
        2/1/2009                43                   5.144000%
        3/1/2009                44                   5.145500%
        4/1/2009                45                   5.306900%
        5/1/2009                46                   5.143700%
        6/1/2009                47                   5.306700%
        7/1/2009                48                   5.143500%
        8/1/2009                49                   5.306500%
        9/1/2009                50                   5.306400%
       10/1/2009                51                   5.143200%
       11/1/2009                52                   5.307700%
       12/1/2009                53                   5.144600%
        1/1/2010                54                   5.144500%
        2/1/2010                55                   5.129900%
        3/1/2010                56                   5.130300%
        4/1/2010                57                   5.293700%
        5/1/2010                58                   5.162800%
        6/1/2010                59                   5.309600%
        7/1/2010                60                   5.146700%
        8/1/2010                61                   5.319800%
        9/1/2010                62                   5.319600%
       10/1/2010                63                   5.146300%
       11/1/2010                64                   5.319300%
       12/1/2010                65                   5.146000%
        1/1/2011                66                   5.145900%
        2/1/2011                67                   5.145700%
        3/1/2011                68                   5.146100%
        4/1/2011                69                   5.318800%
        5/1/2011                70                   5.145400%
        6/1/2011                71                   5.318500%
        7/1/2011                72                   5.145200%
        8/1/2011                73                   5.318200%
        9/1/2011                74                   5.318000%
       10/1/2011                75                   5.144700%
       11/1/2011                76                   5.315500%
       12/1/2011                77                   5.164300%
        1/1/2012                78                   5.338000%
        2/1/2012                79                   5.163200%
        3/1/2012                80                   5.163200%
        4/1/2012                81                   5.336600%
        5/1/2012                82                   5.193900%
        6/1/2012                83                   5.360500%
        7/1/2012                84                   5.187900%
                                   ----------------------------

        Period                                 Balance
           0                                70,865,000.00
           1                                70,865,000.00
           2                                70,865,000.00
           3                                70,865,000.00
           4                                70,865,000.00
           5                                70,865,000.00
           6                                70,865,000.00
           7                                70,865,000.00
           8                                70,865,000.00
           9                                70,865,000.00
          10                                70,865,000.00
          11                                70,865,000.00
          12                                70,865,000.00
          13                                70,865,000.00
          14                                70,865,000.00
          15                                70,865,000.00
          16                                70,865,000.00
          17                                70,865,000.00
          18                                70,865,000.00
          19                                70,865,000.00
          20                                70,865,000.00
          21                                70,865,000.00
          22                                70,865,000.00
          23                                70,865,000.00
          24                                70,865,000.00
          25                                70,865,000.00
          26                                70,865,000.00
          27                                70,865,000.00
          28                                70,865,000.00
          29                                70,865,000.00
          30                                70,865,000.00
          31                                70,865,000.00
          32                                70,865,000.00
          33                                70,865,000.00
          34                                70,865,000.00
          35                                70,865,000.00
          36                                70,865,000.00
          37                                70,865,000.00
          38                                70,865,000.00
          39                                70,865,000.00
          40                                70,865,000.00
          41                                70,865,000.00
          42                                70,865,000.00
          43                                70,865,000.00
          44                                70,865,000.00
          45                                70,865,000.00
          46                                70,865,000.00
          47                                70,865,000.00
          48                                70,865,000.00
          49                                70,865,000.00
          50                                70,865,000.00
          51                                70,865,000.00
          52                                70,865,000.00
          53                                70,651,473.25
          54                                70,451,473.22
          55                                70,251,473.22
          56                                70,051,473.22
          57                                69,851,473.22
          58                                69,651,473.22
          59                                69,451,473.22
          60                                69,216,796.31
          61                                67,909,183.14
          62                                66,595,455.33
          63                                65,140,294.15
          64                                63,813,612.65
          65                                62,345,856.76
          66                                61,006,101.60
          67                                59,660,080.86
          68                                57,905,034.86
          69                                56,544,494.84
          70                                46,363,818.74
          71                                44,989,891.38
          72                                43,476,198.95
          73                                42,088,760.25
          74                                40,694,832.00
          75                                39,161,692.98
          76                                37,754,068.16
          77                                36,207,612.12
          78                                36,007,612.12
          79                                35,807,612.12
          80                                35,607,612.12
          81                                35,407,612.12
          82                                35,207,612.12
          83                                35,007,612.12
          84                                34,807,066.98
          85                                33,559,967.90
          86                                32,307,020.24
          87                                30,941,369.99
          88                                29,676,136.42
          89                                28,298,540.56
          90                                27,020,906.93
          91                                25,737,280.87
          92                                24,130,137.66
          93                                22,832,938.09
          94                                21,424,261.63
          95                                20,114,364.93
          96                                18,693,343.02
          97                                17,370,631.17
          98                                16,041,714.49
          99                                14,602,199.45
         100                                13,260,290.91
         101                                11,808,143.86
         102                                10,453,122.72
         103                                 9,091,744.52
         104                                 7,414,042.68
         105                                 6,038,392.14
         106                                 4,553,437.66
         107                                 3,164,360.87
         108                                 1,666,352.01
         109                                   263,724.18
         110                                          -


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